Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Money Centers of America, Inc. (the "Company") for the fiscal quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher M. Wolfington, Chief Executive Officer, and the undersigned Jason P. Walsh, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:  November 14, 2005                 By:  /s/ Christopher M. Wolfington
                                              ----------------------------------
                                              Christopher M. Wolfington
                                              Chief Executive Officer

Date:  November 14, 2005                 By:  /s/ Jason P. Walsh
                                              ----------------------------------
                                              Jason P. Walsh
                                              Chief Financial Officer


     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.